Exhibit 10.25
SECOND AMENDMENT TO
TELADOC HEALTH, INC.
2023 EMPLOYMENT INDUCEMENT INCENTIVE AWARD PLAN

The 2023 Employment Inducement Incentive Award Plan (as amended, the “Plan”) of Teladoc Health, Inc., a Delaware corporation (the “Company”), is hereby amended, effective as of February 27, 2025 (the “Amendment Effective Date”), as follows:

1.    Amendment to Section 11.27 of the Plan. Section 11.27 of the Plan is hereby deleted and replaced in its entirety with the following:

“Overall Share Limit” means 5,500,000 Shares (from the Effective Date).”

2.    Effect on the Plan. This Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the Amendment Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Plan, such provision of this Amendment shall prevail and govern for all purposes and in all respects.